Investments Available-For-Sale	6 Months Ended
Jun. 30, 2011
Investments Available-For-Sale
Investments Available-For-Sale

3.         Investments available-for-sale:

Investments available-for-sale are recorded at fair value at each reporting period. Changes in fair value are recorded in equity as other comprehensive income or loss and purchases and sales are reported as investing activities in cash flows. As of June 30, 2011 and December 31, 2010, the fair values of the investments were $0.1 million and nil. The changes in fair value for the three months ended June 30, 2011 and 2010 were a loss of $0.1 million in both periods respectively and were recorded in other comprehensive income. The changes in fair value for the six months ended June 30, 2011 and 2010 were a gain of less than $0.1 million and a loss of $0.3 million respectively and were recorded in other comprehensive income.